SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                               September 30, 1998
                Date of Report (Date of earliest event reported)



                            GP STRATEGIES CORPORATION
               (Exact Name of Registrant as Specified in Charter)



         Delaware                   1-7234                      13-1926739
(State or Other Juris-            (Commission               (I.R.S. Employer
diction of Incorporation)          File Number)              Identification No.)


9 West 57th Street, New York, New York                               10019
(Address of principal executive offices)                          (Zip Code)



                                 (212) 230-9500
              (Registrant's telephone number, including area code)

Item 2.           Acquisition or, Disposition of Assets

         On September 30, 1998, JL Distributors, Inc., formerly Five Star Group, Inc., a Delaware corporation (JL) and a wholly-owned subsidiary of GP Strategies Corporation (the "Company") completed the sale of substantially all of its operating assets to the Five Star Group, Inc. (Five Star), formerly Five Star Acquisition Corp., a newly formed wholly-owned subsidiary of American Drug Company (ADC) for approximately $16,500,000 in cash and a $5,000,000 unsecured senior note. The Company used the cash proceeds of the transaction to repay JL's existing short-term borrowings. The unsecured senior note bears interest at the rate of 8%, payable quarterly, with the principal due on September 30, 2003. In connection with the above transaction, the Company sold approximately 16% of its interest in ADC to the management and employees of Five Star, thereby reducing its ownership in ADC to approximately 37.5%. As a result of the Company's ownership in ADC falling below 50% during the quarter ended September 30,1998, the Company will no longer consolidate the balance sheet and results of operations of ADC and its wholly-owned subsidiary, Five Star, and will now account for its ownership in ADC on the equity basis.

     Item 7. Financial Statements and Exhibits

     (a) N/A

     (b) Pro forma financial information

     (1) Pro forma consolidated statement of operations for the year ended December 31, 1997 and the six months ended June 30,1998, as well as the consolidated pro forma balance sheet for the six months ended June 30, 1998.

         The pro forma balance sheet as of June 30,1998 and the pro forma statements of operations for the year then ended December 31,1997 and the six months ended June 30, 1998 give effect to: (1) the sale of substantially all the operating assets of JL Distributors, Inc. (JL), formerly the Five Star Group, Inc., to the Five Star Group, Inc. (Five Star), formerly Five Star Acquisition Corp., a wholly-owned subsidiary of American Drug Company (ADC) and the assumption of certain liabilities pursuant to the Asset Purchase Agreement dated as of August 31, 1998; (2) the sale of approximately 16.5% of the Company's interest in ADC to the management and employees of Five Star, and the resulting consolidation of the results of operations and the balance sheet of ADC; (3)the acquisition of substantially all the operations, assets, properties, rights and business of The Deltapoint Corporation (Deltapoint) and in connection therewith, assumption of certain liabilities of Deltapoint, pursuant to the Asset Purchase Agreement , dated as of July 13,1998 between General Physics Corporation (General Physics), a wholly-owned subsidiary of the Company and Deltapoint.

         The Company sold substantially all the operating assets of JL to ADC for approximately $16,500,000 in cash and a $5,000,000 unsecured senior note. The Company used the cash proceeds of the transaction to repay Five Star's existing short-term borrowings . General Physics purchased Deltapoint for $6,280,000 in cash and a future earnout , as described in the Asset Purchase Agreement.

         The pro forma results of operations for the periods presented is not necessarily indicative of the results that might have been attained had this acquisition taken place as of January 1,1997 and January 1, 1998.


         (c)  Exhibits

     Exhibit No.           Exhibit

        10 Asset Purchase Agreement dated as of August 31, 1998 between American Drug Company and Five Star Group,
                    Inc. Incorporated herein by reference to American Drug Company's Form 8-K filed on September 15, 1998.

        99          Press Release, dated October 1, 1998.



GP Strategies Corporation and Subsidiaries
Pro forma Consolidated Balance Sheet
June 30,1998
(unaudited, in thousands)

                                                                  Pro forma       Pro forma             Pro forma
                                                                  adjustments      adjustments          adjustments
                                                    Actual           JL              ADC                Deltapoint      Pro forma
                        ASSETS

Current assets

Cash and cash equivalents                           $9,724            $279(4)     (126) (8)                               $9,877
Marketable securities                                1,556                                                                 1,556
Accounts and other receivables                      57,812        (14,435)(1)      (95) (8)             2189 (a)          45,471
Inventories                                         24,255        (22,753)(1)      (83) (8)                                1,419
Costs and estimated earnings in excess                                                                                         -
      of billings on uncompleted contracts           9,935                                                                 9,935
Prepaid expenses and other current assets            6,458         (1,415)(1)       (1) (8)               88 (a)           5,130
                                                    ------
                                                                                                                  ---------------

Total current assets                              109,740                                                                 73,388
                                                  --------                                                                -------

Investments and advances                           24,948            5,370(7)       305 (8)                               35,623
                                                   -------           5,000(3)                                           --------


Property, plant and equipment, at cost              48,991         (6,976)(1)                            201 (a)          42,216
Less accumulated depreciation                     (31,606)           5,424(1)                                           (26,182)
                                                  --------
                                                                                                                  ---------------
                                                   17,385                                                                16,034
                                                   -------                                                              ------

Intangible assets, net                             75,128          (3,953)(2)                           4678 (b)          75,853
                                                   -------                                                         --------------



Deferred tax assets                                   592                                                                    592
                                                      ----
                                                                                                                  ---------------

Other assets                                        4,382             (56)(1)      (34) (8)                                4,292
                                                    ------
                                                                                                                  ---------------

                                                 $232,175                                                               $205,782
                                                 ---------                                                              --------

Note: Effective September 30, 1998, the Five Star
Group, Inc. changed its name to JL Distributors, Inc.(JL). JL ia a wholly-owned subsidiary of the Company.



LIABILITIES AND STOCKHOLDERS' EQUITY
                                                              Pro forma         Pro forma      Pro forma
                                                             adjustments       adjustments    adjustments
                                                 Actual         JL               ADC           Deltapoint         Pro forma
Current liabilities

Current maturities of long-term debt
       and notes payable                          $862                                           122 (a)             984
Short-term borrowings                           45,573         (19,049)(5)                      6280 (c)          32,804
Accounts payable and accrued expenses           27,365         (10,791)(1)        (34)(8)        344 (a)          16,984
                                                                                                 100 (d)
Billings in excess of costs and estimated                                                                              -
     earnings on uncompleted contracts          9,163                                             24 (a)           9,187
                                                ------
                                                                                                             ------------

Total current liabilities                      82,963                                                             59,959
                                               -------                                                           ------

Long-term debt, less current maturities        19,456                                            286 (a)          19,742
                                               -------
                                                                                                          ---------------

Minority interests and other                        2                                                                  2
                                               ------
                                                                                                          ---------------

Stockholders' equity

Common stock                                       109                                                               109
Class B capital stock                                1                                                                 1
Capital in excess of par value                 159,953                                                           159,953
Deficit                                       (33,282)          (3,675)(6)                                       (36,957)
Net unrealized gain on available-for-sale
 securities                                     4,709                                                              4,709
Treasury stock, at cost                        (1,736)                                                            (1,736)
                                              -------
                                                                                                              ----------
Total stockholders' equity                    129,754                                                            126,079
                                              --------                                                        ----------

                                             $232,175                                                           $205,782
                                             --------                                                         ----------

Note: Effective September 30, 1998, the Five Star
Group, Inc. changed its name to JL Distributors, Inc.(JL).
        JL ia a wholly-owned subsidiary of the Company.


Deltapoint
(a) to record the purchase of the assets of The Deltapoint Corporation, as if the purchase had taken place on June 30, 1998

(b) to record a $60,000 covenant not to compete and goodwill of $4,618,000

(c) to record the financing of the purchase price of $6,280,000 for certain assets and liabilities of Deltapoint

(d) to accrue $100,000 for the estimated costs of completing the transaction

JL and ADC
(1) to record the sale of certain assets and liabilities of JL to Five Star, a wholly-owned subsidiary of ADC

(2) to record the  elimination  of the good- will related to JL (see  adjustment
(7)

(3) to record the issuance of a $5,000,000 senior unsecured note by ADC to JL Distributors

(4) to record the cash received by the Company on its sale of shares of ADC common stock to the employees of JL

(5) to record the cash payment by Five Star for the value of the outstanding short-term borrowings

(6) to record the estimated loss on the sale of certain net assets of JL to Five Star

(7) to record 37.5% of the value of the net assets of JL sold to ADC, as well as the transfer of 37.5% of the goodwill related to JL to Investments and advances

(8) to reflect the Company's interest in ADC falling below 50% (37.5%), and the subsequent accounting for ADC on the equity basis


GP Strategies Corporation and Subsidiares
Pro forma Statement of Operations
Year ended December 31, 1997
(unaudited, in thousands)
                                                             less:         less:          plus:         Pro forma
                                              Actual          JL            ADC        Deltapoint      adjustments        Pro forma

Sales                                        $234,801       $82,300        $1,123         $10,959                          $162,337
Cost of goods sold                            99,572        68,578           936                                            130,058
                                              -------       ------- -        ----                                          --------
Gross margin                                  35,229        13,722           187          10,959                             32,279
                                              -------       ------- -        ---- -       -------                          --------

Selling, general & administrative expenses    31,502)      (12,867)       (1,385)         (9,013)           (214)(a)        (26,497)
                                                                                                             (20)(b)
Interest expense                              (4,075)                        (72)            (37)           1,563(c)         (2,477)

Investment and other income, net               2,364         1,433           924              39           (299)(e)           (253)

Gain (loss) on trading securities                689                                                                           689

Minority interests                                25                         -                                                   25
                                              -------        -------        ----

Income before income taxes                     2,730         2,288         (346)           1,948                             3,766

Income tax benefit (expense)                     693          (120)          -               -              (124)(d)            689
                                               ------        ------        -----          ----                     -       -----

Net income                                    $3,423        $2,168         $(346)         $1,948                             $4,455
                                              ------- -     ------- -      ------ -       -------                       -    ------

Net income per share:
Basic                                          $0.33                                                                          $0.43
                                               ------                                                                   -     -----
Diluted                                        $0.31                                                                          $0.41
                                               ------                                                                   -     -----

Note: Effective September 30, 1998, the Five Star
Group, Inc. changed its name to JL Distributors, Inc.(JL). JL ia a wholly-owned subsidiary of the Company.


(a) to adjust the amortization  of goodwill as follows:
     Deltapoint; $4,618,000 over a 30 year period                                                                      $(154,000)
     JL; to eliminate goodwill previously recorded at                                                                    (60,000)
     the corporate level
                                                                                                                  ----------------
                                                                                                                       $(214,000)
                                                                                                                  ----------------

(b) to record the amortization of a $60,000 covenant not to compete, related to Deltapoint, over a three year period

(c) to adjust interest expense as follows:
    Deltapoint; interest at the prime rate     (8.5%)                                                                 $(534,000)
    related to the cash purchase price of $6,280,000
    to reduce interest expense related to the                                                                          1,697,000
    short-term borrowings
    to record interest income on the 8% $5,000,000                                                                       400,000
    senior unsecured note
                                                                                                                  ----------------
                                                                                                                       $1,563,000
                                                                                                                  ----------------
(d) to record the effective tax rate on Deltapoint of 10%,  related to state and local taxes, as well as the Federal alternative minimum tax

(e) to adjust Investment and other income as follows:
      to record 37.5% of the goodwill previously recorded at the corporate level                                         $(23,000)
      JL; to record 37.5% of the goodwill eliminated within Five Star                                                    (173,000)
      JL; to record 37.5% of the interest on the short-term borrowings                                                   (636,000)
        to record the Company's 37.5% share in the income and loss of Five Star and ADC                                   683,000
      JL; to record 37.5% of the interest expense on the unsecured senior note                                           (150,000)
                                                                                                                  ----------------
                                                                                                                        $(299,000)
                                                                                                                  ----------------



GP Strategies  Corporation and Subsidiares
Pro forma Statement of Operations
Six months ended June 30,1998
(unaudited, in thousands)

                                                               less:          less:        plus:        Pro forma
                                                 Actual          JL           ADC       Deltapoint    adjustments       Pro forma

Sales                                           $133,769       $42,328         $158       $6,072                         $97,355
Cost of goods sold                              113,641        35,455          142        2,413                          80,457
                                                -------- -     ------- -       ---- -     ------                         ------
Gross margin                                     20,128         6,873           16        3,659                          16,898
                                                 ------- -      ------ -        --- -     ------                         ------

Selling, general & administrative expenses      (15,768)       (6,282)        (430)      (3,951)          $(107)  (a)   (13,124)
                                                                                                            (10)  (b)
Interest expense                                 (1,846)                          -                          678  (c)    (1,168)

Investment and other income, net                     782           622           80                        (151)  (e)       (71)

Gain on trading securities                         1,272             -            -  ______                                1,272
                                               -------------------------------------                                   ----------

Income before income taxes                         4,568         1,213        (334)        (292)                           3,807

Income tax expense                                 (514)          (80)         -            -                 28  (d)      (406)
                                                   ----- -        ---- -       ---- -       ----                           -----

Net income                                       $4,054        $1,133        $(334)       $(292)                         $3,401
                                                 ------- -     ------- -     ------ -     ------                         ------

Net income per share:
Basic                                             $0.38            $0.32
                                                  ------           -----
Diluted                                           $0.33            $0.28
                                                           -      ------

Note: Effective September 30, 1998, the Five Star Group,
      Inc. changed its name to JL Distributors, Inc.(JL).
      JL ia a wholly-owned subsidiary of the Company.



(a) to adjust the amortization  of goodwill as follows:
      Deltapoint; $4,618,000 over a 30 year period                                                                         $(77,000)
      JL; to eliminate goodwill previously recorded at the corporate level                                                  (30,000)
                                                                                                                    ----------------
                                                                                                                          $(107,000)
                                                                                                                   ----------------

(b) to record the amortization of a $60,000 covenant not to compete, related to Deltapoint, over a three year period

(c) to adjust interest expense as follows:
      Deltapoint; interest at the prime rate (8.5%)related to the cash purchase price of $6,280,000                       $(267,000)
      to reduce interest expense related to the short-term borrowings                                                       745,000
      to record interest income on the 8% $5,000,000 senior unsecured note                                                  200,000
                                                                                                                    ---------------
                                                                                                                           $678,000
                                                                                                                   ----------------

(d) to record the effective tax rate on Deltapoint of 10%, related to state and local taxes, as well as the Federal alternative minimum tax


(e) to adjust Investment and other income as follows:
    to record 37.5% of the goodwill previously recorded at the corporate level                                             $(11,000)
    JL; to record 37.5% of the goodwill eliminated within Five Star                                                         (86,000)
    JL; to record 37.5% of the interest on the short-term borrowings                                                       (279,000)
    to record the Company's 37.5% share in the income and loss of JL and ADC                                                300,000
    JL; to record 37.5% of the interest expense onthe unsecured senior note                                                 (75,000)
                                                                                                                    ----------------
                                                                                                                          $(151,000)
                                                                                                                    ----------------

                                                               SIGNATURE

              Pursuant to the requirements of the Securities exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         GP STRATEGIES CORPORATION
                                                    (Registrant)



Dated:  October 15, 1998                 BY:  Scott N. Greenberg
                                              Executive Vice President
                                              and Chief Financal Officer

                                  EXHIBIT INDEX


Exhibit No.              Description                                     Page

     10 Asset Purchase Agreement dated as of August 31, 1998 between American Drug Company and Five Star Group,
                 Inc. Incorporated herein by reference to American Drug Company's Form 8-K filed on September 15, 1998.

     99          Press Release, dated October 1, 1998